SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2009

GC China Turbine Corp.
 (Exact name of registrant as specified in Charter)

NEVADA	333-141641	98-0536305
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 86, Nanhu Avenue, East Lake Development Zone,
Wuhan, Hubei Province 430223
People’s Republic of China
(Address of Principal Executive Offices)

+8627-8798-5051
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Previous Independent Registered Public Accounting Firm

(i)          On December 1, 2009, Madsen & Associates, CPA’s Inc. (“Madsen”) was dismissed as GC China Turbine Corp.’s (the “Company”) independent registered public accounting firm.

(ii)         Madsen’s report on the Company’s financial statements for the fiscal years ended December 31, 2008 and 2007 contained an opinion on the uncertainty of the Company to continue as a going concern because of the Company’s need to raise additional working capital to service its debt and for its planned activity.

(iii)        The Company’s Board of Directors approved the decision to change its independent registered public accounting firm.

(iv)        During the last two fiscal years ended December 31, 2008 and 2007, and further through the date of dismissal of Madsen, there have been no disagreements with Madsen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Madsen, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report on the Company’s financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(iv) of Regulation S-K.

(v)         During the last two fiscal years ended December 31, 2008 and 2007, and further through the date of dismissal of Madsen, Madsen did not advise the Company on any matter set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

(vi)        The Company requested that Madsen furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On December 1, 2009, the Company engaged Deloitte Touche Tohmatsu CPA Ltd. (“Deloitte”) as our new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2009. During the two most recent fiscal years and the interim periods preceding the engagement, the Company did not consult with Deloitte regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Deloitte concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304 (a)(1)(v) of Regulation S-K. For additional information please refer to the press release attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
16.1	Letter from Madsen & Associates, CPA’s Inc.
99.1	Press Release dated December 1, 2009, titled “GC China Turbine Engages Deloitte Touche Tohmatsu CPA Ltd. as Independent Registered Public Accountant.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GC China Turbine Corp.

Dated: December 1, 2009	By:	/s/ Qi Na
Qi Na
Chief Executive Officer